 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): December 31, 2018

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 31, 2018, Amyris, Inc. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with Wolverine Flagship Fund Trading Limited (the “Holder”). Pursuant to the Exchange Agreement, the Company and the Holder agreed to exchange the Tranche II Senior Convertible Note held by the Holder (the “Exchange Note”), which was originally issued by the Company to the Holder on January 15, 2014 pursuant to the terms of the Securities Purchase Agreement, dated August 8, 2013 (as amended, the “SPA”), by and among the Company and the investors party thereto, and which has a maturity date of January 15, 2019, for a new senior convertible note (the “New Note”) with substantially identical terms as the Exchange Note, except that (i) the initial aggregate principal amount of the New Note will be $5,445,562, (ii) the initial conversion price of the New Note will be $4.40 per share of the Company’s common stock, par value $0.0001 per share (“Common Stock”) and (iii) the New Note will have a maturity date of July 15, 2019 (the “Exchange”). The terms of the Exchange Note and the SPA were previously reported in Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 8, 2013, October 17, 2013, December 24, 2013 and January 17, 2014, as well as in Note 4, “Debt” in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on April 17, 2018 (including related exhibits thereto), and in Note 4, “Debt” in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018, filed with the SEC on November 15, 2018, and all of such disclosure is incorporated herein by reference. The consummation of the Exchange is subject to customary closing conditions, including obtaining certain required approvals.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the Exchange Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 1.02	Termination of a Material Definitive Agreement.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

The New Note (including the shares of Common Stock underlying the New Note) will be issued in a private exchange pursuant to the exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
10.1	Exchange Agreement, dated December 31, 2018, by and between the Company and Wolverine Flagship Fund Trading Limited

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the closing of the Exchange pursuant to the Exchange Agreement and related matters. These statements are subject to risks and uncertainties, including the failure of closing conditions to be satisfied, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: January 2, 2019	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Financial Officer